                                                                    EXHIBIT 99.3

                        [FORM OF LETTER OF TRANSMITTAL]

                             RSL COMMUNICATIONS PLC

                           OFFER FOR ALL OUTSTANDING
                       10% SENIOR DISCOUNT NOTES DUE 2008
                                IN EXCHANGE FOR
                  10% SENIOR DISCOUNT EXCHANGE NOTES DUE 2008
           PURSUANT TO THE PROSPECTUS, DATED                   , 1998

             GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY
                            RSL COMMUNICATIONS, LTD.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
                , 1998, UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

             Delivery To: The Chase Manhattan Bank, Exchange Agent

               By Mail:                          Facsimile Transmission                          By Hand:
                                                         Number:
       The Chase Manhattan Bank                     (212) 946-8161/62                    The Chase Manhattan Bank
         Global Trust Services                    Confirm by Telephone:                    Global Trust Services
         450 West 33rd Street                        (212) 946-3084                        450 West 33rd Street
              15th Floor                                                                        15th Floor
          New York, NY 10001                                                                New York, NY 10001
       Attn: Robert S. Peschler                                                          Attn: Robert S. Peschler
             Trust Officer                                                                     Trust Officer



                                                   By Overnight Courier:
                                                 The Chase Manhattan Bank
                                                   Global Trust Services
                                                    450 West 33rd Street
                                                        15th Floor
                                                    New York, NY 10001
                                                  Attn: Robert S. Peschler
                                                      Trust Officer


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL

NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated            , 1998 (the 'Prospectus'), of RSL Communications
PLC (the 'Issuer'), and this Letter of Transmittal (the 'Letter'), which together constitute the Issuer's offer (the 'Exchange Offer') to exchange an aggregate principal amount at maturity of up to DM296,000,000 of its 10% Senior Discount Exchange Notes Due 2008 (the 'New Discount Notes') of the Issuer for a like principal amount of the issued and outstanding 10% Senior Discount Notes Due 2008 (the 'Old DM Notes') of the Issuer from the holders thereof.



     For each Old DM Note accepted for exchange, the holder of such Old DM Note will receive a New DM Note having a principal amount at maturity equal to that of the surrendered Old DM Note. The New DM Notes will bear interest from the most recent date to which interest has been paid on the Old DM Notes, or, if no interest has been paid on the Old DM Notes, from September 15, 2003. Accordingly, registered holders of New DM Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or,
if no interest has been paid, from            , 1998. Old DM Notes accepted for
exchange use will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old DM Notes whose Old DM Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old DM Notes.



     This Letter is to be completed by a holder of Old DM Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old DM Notes, if available, is to be made by book-entry transfer to the account maintained by the Book-Entry Depositary at Euroclear and Cedel (the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Exchange Offer--Book-Entry Transfer' section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term 'Agent's Message' means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Issuer may enforce this Letter against such participant. Holders of Old DM Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old DM Notes into the Book-Entry Depositary's account at the Book-Entry Transfer Facility (the 'Book-Entry Confirmation') and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old DM Notes according to the guaranteed delivery procedures set forth in 'The Exchange Offer--Guaranteed Delivery Procedures' section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.


     List below the Old DM Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of the Old DM Notes should be listed on a separate signed schedule affixed hereto.


                           DESCRIPTION OF OLD DM NOTES

                                              1             2             3
                                                        AGGREGATE
                                                        PRINCIPAL
 NAME(S) AND ADDRESS(ES) OF REGISTERED                  AMOUNT OF     PRINCIPAL
               HOLDER(S)                 CERTIFICATE       OLD          AMOUNT
      (PLEASE FILL IN, IF BLANK)          NUMBER(S)*    DM NOTE(S)     TENDERED







                                         Total



  * Need not be completed if Old DM Notes are being tendered by book-entry transfer.



 ** Unless otherwise indicated in this column, a holder will be deemd to have tendered ALL of the Old DM Notes represented by the Old DM Notes indicated in column 2. See Instruction 2. Old DM Notes tendered hereby must be in denominations of principal amount of DM1,000 and any integral multiple thereof. See Instruction 1.

/ / CHECK HERE IF TENDERED OLD DM NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Name ______________________________________________________


         By crediting the Old DM Notes to the Book-Entry Depositary's account at the Book-Entry Transfer Facility and by complying with applicable procedures with respect to the Exchange Offer, including transmitting to the Book-Entry Depositary a computer-generated message (an 'Agent's Message') in which the holder of the Old DM Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old DM Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.


/ / CHECK HERE IF TENDERED OLD DM NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution that Guaranteed Delivery _______________________________

    If delivered by Book-Entry Transfer, Complete the Following:

    Account Number _____________________________________________________________

    Transaction Code Name ______________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

             ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old DM Notes indicated above. Subject to, and effective upon, the acceptance of exchange of the Old DM Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all rights, title and interest in and to such Old DM Notes as are being tendered hereby.



     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old DM Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim where the same are accepted by the Issuer. The undersigned hereby further represents that any New DM Notes acquired in exchange for Old DM Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New DM Notes, whether or not such person is the undersigned, that neither the holder of such Old DM Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New DM Notes and that neither the holder of such Old DM Notes nor any such other person is an 'affiliate,' as defined in Rule 405 under the Securities Act of 1933, as amended (the 'Securities Act'), of the Issuer or RSL Communications, Ltd. (the 'Guarantor').



     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the 'Commission') that the New DM Notes issued in exchange for the Old DM Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an 'affiliate' of the Issuer or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New DM Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New DM Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New DM Notes. If the undersigned is a broker-dealer that will receive New DM Notes for its own account in exchange for Old DM Notes, it represents that the Old DM Notes to be exchanged for the New DM Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New DM Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an

'underwriter' within the meaning of the Securities Act.



     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old DM Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in 'The Exchange Offer -- Withdrawal Rights' section of the Prospectus.



     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, please deliver the New DM Notes (and, if applicable, substitute certificates representing Old DM Notes for any Old DM Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old DM Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, please send the New DM Notes (and, if applicable, substitute certificates representing Old Subordinated Notes for any Old Subordinated Notes not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Old DM Notes.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF OLD DM NOTES' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD U.S. DOLLAR SENIOR NOTES AS SET FORTH IN SUCH BOX ABOVE.



     SPECIAL ISSUANCE INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 3 AND 4)                   (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old DM      To be completed ONLY if certificates for Old DM Notes
Notes not exchanged and/or New DM Notes are to be issued  not exchanged and/or New DM Notes are to be sent to in the name of and sent to someone other than the person  someone other than the person or persons whose
or persons whose signature(s) appear(s) on this Letter    signature(s) appear(s) on this letter above or to such
above, or if Old DM Notes delivered by book-entry         person or persons at an address other than shown in the
transfer which are not accepted for exchange are to be    box entitled 'Description of Old DM Notes' on this
returned by credit to an account maintained at the        Letter above. Mail: New DM Notes and/or Old DM Notes to:
Book-Entry Transfer Facility other than the account

indicated above.
Issue: New DM Notes and/or Old DM Notes to:               Name(s)____________________________________________

                                                                     (PLEASE TYPE OR PRINT)

Name(s)________________________________________           _____________________________________________________
           (PLEASE TYPE OR  PRINT)                                     (PLEASE TYPE OR PRINT)

____________________________________________________     Address _______________________________________________
          (PLEASE TYPE OR PRINT)

                                                          ______________________________________________________
Address___________________________________________                             (ZIP CODE)

__________________________________________________
                       (ZIP CODE)


             (COMPLETE SUBSTITUTE FORM W-9)

/ / Credit unexchanged Old DM Notes delivered by book-entry transfer to the Book-Entry Transfer
    Facility account set forth below.

____________________________________________________
          (BOOK-ENTRY TRANSFER FACILITY
          ACCOUNT NUMBER, IF APPLICABLE)



IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD DM NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

[S]
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated: ______________________________, 1998


 x _________________________________________________          __________________________________________  , 1998

 x  _________________________________________________         ___________________________________________ , 1998

                 SIGNATURE(S) OF OWNER                                              DATE


Area Code and Telephone Number  ______________________________________

     If a holder is tendering any Old DM Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old DM Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                             SIGNATURE OF GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by
an Eligible Institution:
                          ------------------------------------------------------
                                  (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated: ______________________________, 1998

                                  INSTRUCTIONS


   FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE 10%
        SENIOR DISCOUNT EXCHANGE NOTES DUE 2008 IN EXCHANGE FOR THE 10%
         SENIOR DISCOUNT NOTES DUE 2008 OF RSL COMMUNICATIONS PLC


1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.


     This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange
Offer -- Book-Entry Transfer' section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term 'Agent's Message' means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old DM Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old DM Notes tendered hereby must be in denominations of principal amount of DM1,000 and any integral multiple thereof.



     Noteholders whose certificates for Old DM Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old DM Notes pursuant to the guaranteed delivery procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old DM Notes and the amount of Old DM Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ('NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old DM Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old DM Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.



     The method of delivery of this Letter, the Old DM Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old DM Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.


     See 'The Exchange Offer' section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).


     If less than all of the Old DM Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old DM Notes to be tendered in the box above entitled 'Description of Old DM Notes -- Principal Amount Tendered.' A reissued certificate representing the balance of nontendered Old DM Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD DM NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.


     If this Letter is signed by the registered holder of the Old DM Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate without any change whatsoever.



     If any tendered Old DM Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.



     If any tendered Old DM Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.



     When this Letter is signed by the registered holder or holders of the Old DM Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New DM Notes are to be issued, or any untendered Old DM Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.



     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.


     ENDORSEMENTS ON CERTIFICATES FOR OLD DM NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICER OR CORRESPONDENT IN THE UNITED STATES (AN 'ELIGIBLE INSTITUTION').



     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD DM NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD DM NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD DM NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED 'SPECIAL ISSUANCE INSTRUCTIONS' OR 'SPECIAL DELIVERY INSTRUCTIONS' ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.


     Tendering holders of Old DM Notes should indicate in the applicable box the name and address to which New DM Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old DM Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old DM Notes by book-entry transfer may request that Old DM Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old DM Notes not exchanged will be returned to the name or address of the person signing this Letter.


5. TAX IDENTIFICATION NUMBER.


     U.S. Federal income tax law generally requires that a tendering holder whose Old DM Notes are accepted for exchange must provide the Issuer (as payer) with such holder's correct Taxpayer Identification Number ('TIN') on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a US$50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New DM Notes may result in backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.



     Exempt holders of Old DM Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the 'W-9 Guidelines') for additional instructions.

     To prevent backup withholding, each tendering holder of Old DM Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old DM Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old DM Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write 'applied for' in lieu of its TIN. Note:
Checking this box and writing 'applied for' on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.


6. TRANSFER TAXES.


     The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old DM Notes to it or its order pursuant to the Exchange Offer. If however, New DM Notes and/or substitute Old DM Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old DM Notes tendered hereby, or if tendered Old DM Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old DM Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.



     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD DM NOTES SPECIFIED IN THIS LETTER.


7. WAIVER OF CONDITIONS.

     The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old DM Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old DM Notes for exchange.



9. MUTILATED, LOST, STOLEN OR DESTROYED OLD DM NOTES.



     Any holder whose Old DM Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 5)
                     PAYER'S NAME: THE CHASE MANHATTAN BANK


                                  PART I -- Please provide the Taxpayer
           SUBSTITUTE             Identification Number ('TIN') of the person      TIN:_____________________________
            FORM W-9              submitting this Letter of Transmittal in the            Social Security Number
                                  box.                                               or Employer Identification Number

                                  PART II -- TIN applied for / /
   DEPARTMENT OF THE TREASURY
    INTERNAL REVENUE SERVICE      Certification -- Under penalties of perjury, I certify that:
                                  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

      PAYER'S REQUEST FOR         (2) I am not subject to backup withholding either because: (a) I am exempt from backup
    TAXPAYER IDENTIFICATION           withholding, or (b) I have not been notified by the Internal Revenue Service (the
         NUMBER ('TIN')               'IRS') that I am subject to backup withholding as a result of a failure to report
       AND CERTIFICATION               all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                  (3) Any other information provided on this form is true and correct.

                                  Signature _______________________________   Date: _________________________

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the
IRS that you are not longer subject to backup withholding.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ______________________________________   _____________________________________
                   Signature                           Date